UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2011

NEKTAR THERAPEUTICS
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24006	94-3134940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 Mission Bay Boulevard South
San Francisco, California 94158
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (415) 482-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2011, Nektar Therapeutics, a Delaware corporation (“Nektar”), issued a press release (the “Press Release”) announcing its financial results for the quarter ended June 30, 2011.  A copy of the Press Release is furnished herewith as Exhibit 99.1.

On July 27, 2011, Nektar announced that it would hold a Webcast conference call on August 4, 2011 to review its financial results for the quarter ended June 30, 2011.  This conference call is accessible through a link that is posted on the home page and Investor Relations section of the Nektar website: http://www.nektar.com.

On this conference call, management expects to provide information regarding  Nektar’s business and to make forward-looking statements, including statements regarding pre-clinical and clinical development plans, the medical and commercial potential for certain of Nektar’s drug candidates, the value and potential of Nektar’s technology, the projected Phase 3 clinical trial start date for NKTR-102 in metastatic breast cancer and Amikacin Inhale (partnered with Bayer), the timing and availability of future clinical results, the timing of future events related to the advancement of our drug candidate pipeline including potential future regulatory filings with health authorities, financial guidance for 2011, and certain other future events.  This information and these forward-looking statements involve substantial risks and uncertainties including but not limited to:

•
Nektar’s proprietary drug candidates, including NKTR-118, NKTR-102, NKTR-181 and Amikacin Inhale are in clinical development and the risk of failure remains high and can unexpectedly occur at any time due to lack of efficacy, safety issues, manufacturing challenges or other factors that can negatively impact drug development.

•
The timing and/or success of the commencement or end of clinical trials, including without limitation the anticipated Phase 3 commencement for NKTR-102 in metastatic breast cancer and Amikacin Inhale, may be delayed or unsuccessful due to regulatory delays, clinical trial design and the need to obtain regulatory concurrence for such designs, slower than anticipated patient enrollment, manufacturing challenges, changing standards of care or clinical outcomes, or financial constraints.  For example, Nektar has experienced several significant delays in finalizing the commercial device design for Amikacin Inhale and successful completion of this device design and the commercial scale-up effort is an essential element to enabling the future start of the planned Phase 3 trial—these activities are ongoing and remain subject to a substantial risk of failure until such activities are successfully completed.

•
The preliminary Phase 2 results for NKTR-102 in ovarian and breast cancer previously announced or presented by Nektar remain subject to final data gathering and audit confirmation procedures.  Therefore, the final results for the ovarian and breast cancer trials may differ materially and adversely from previously reported data after these audit and verification procedures are completed.  In addition, there are patients still enrolled and continuing to enroll in the Phase 2 trial for ovarian cancer and patients still enrolled in the Phase 2 trial for breast cancer and as these studies continue to progress, results may change as new data becomes available, and the final results could be materially and adversely different from results previously announced by Nektar.

•
The discussion of NKTR-181 by management on the conference call is based on preliminary interim Phase 1 clinical study data and there is a risk that future clinical results from the Phase 1 clinical studies may not confirm one or more of these results and observations.  In addition, although Nektar has conducted various experiments using laboratory and home-based chemistry techniques that so far have been unable to convert NKTR-181 into a rapidly-acting, more abusable opioid, in the future, an alternative chemistry technique, process and/or method of administration may be discovered to enable the conversion of NKTR-181 into a more abusable opioid.

•
Scientific discovery of new medical breakthroughs is an inherently uncertain process and the future success of the application of Nektar’s technology platforms to potential new drug candidates is therefore very uncertain and unpredictable and one or more research and development programs could fail.

•
Nektar’s patent applications for its proprietary or partner product candidates may not issue, patents that have issued may not be enforceable, or additional intellectual property licenses from third parties may be required in the future.

•
The outcome of any intellectual property or other litigation related to Nektar’s proprietary drug candidates (or partnered drug candidates where Nektar has indemnification responsibility) is unpredictable and could have a material adverse effect on Nektar’s business, results of operations and financial condition.

•
The market sizes for Nektar’s proprietary and partnered product programs are based on management’s current estimates (and in some cases estimates communicated to us by our collaboration partners or published by financial analysis) only and actual market sizes may differ materially and adversely.

•
Management’s financial projections for Nektar’s 2011 annual revenue, certain annual expense category estimates, and year-end cash position are subject to the significant risk of unplanned revenue short-falls, unplanned expenses, and expenses being higher than planned, any of which could significantly and adversely affect Nektar’s actual 2011 annual financial results and end of year cash position.

•	Other important risks and uncertainties set forth in Nektar’s Quarterly Report on Form 10-Q filed with the SEC on April 29, 2011.

Actual results could differ materially from the forward-looking statements and Nektar undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Nektar Therapeutics, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release titled “Nektar Therapeutics Reports Second Quarter 2011 Financial Results” issued by Nektar Therapeutics on August 4, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

By:	/s/ Gil M. Labrucherie
Gil M. Labrucherie
General Counsel and Secretary

Date:	August 4, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release titled “Nektar Therapeutics Reports Second Quarter 2011 Financial Results” issued by Nektar Therapeutics on August 4, 2011.